CITISELECTSM FOLIO 200, CITISELECTSM FOLIO 300 AND
                             CITISELECTSM FOLIO 400
                               6 St. James Avenue
                           Boston, Massachusetts 02116



August 16, 1996



Dear Shareholder:

     On Tuesday, October 8, 1996 at 3 p.m., Eastern time, we will hold a Special Meeting of Shareholders of CitiSelectSM Folio 200, CitiSelectSM Folio 300 and CitiSelectSM Folio 400 (collectively, the "Funds"), each a series of Landmark Funds I (the "Trust"), to vote on important proposals relating to each of the Funds.

VOTING ONLY TAKES A FEW MINUTES--PLEASE RESPOND PROMPTLY.

     As a shareholder, you cast one vote for each share that you own. EACH SHAREHOLDER'S VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

     Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Items 1 and 2 have been carefully considered by the Board of Trustees of the Trust, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE PROPOSALS DESCRIBED AS ITEMS 1 AND 2 ARE FAIR AND REASONABLE AND RECOMMENDS THAT YOU VOTE IN FAVOR OF SUCH PROPOSALS.

     The proposals you will vote on for the Funds are summarized below. Complete information is contained in the enclosed Proxy Statement.

     ITEM 1. To consider and vote on approval of a new Sub-Management Agreement between Citibank, N.A. and Hotchkis & Wiley, with respect to CitiSelectSM Folio 200, CitiSelectSM Folio 300 and CitiSelectSM Folio 400.

     ITEM 2. To consider and vote on approval of the selection of Price Waterhouse LLP as the independent certified public accountants of Landmark Funds I with respect to CitiSelectSM Folio 200, CitiSelectSM Folio 300 and CitiSelectSM Folio 400, to be employed through the fiscal year ending December 31, 1996.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.


     After you have voted on Items 1 and 2, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID envelope.

     This is your opportunity to voice your opinion on matters affecting the Funds. Your participation is extremely important, no matter how many or how few shares you own.

We appreciate your prompt response.  Thank you.

Sincerely,
/s/ Philip W. Coolidge
Philip W. Coolidge
President

               CITISELECTSM FOLIO 200, CITISELECTSM FOLIO 300 AND
                             CITISELECTSM FOLIO 400


                           Series of Landmark Funds I


                               6 St. James Avenue
                           Boston, Massachusetts 02116
                            Telephone: (617) 423-1679

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held October 8, 1996

     A Special Meeting of Shareholders of CITISELECTSM FOLIO 200, CITISELECTSM FOLIO 300 and CITISELECTSM FOLIO 400 (collectively, the "Funds"), each a series of Landmark Funds I (the "Trust"), will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Tuesday, October 8, 1996 at 3 p.m., Eastern Time, for the following purposes:

     ITEM 1. To consider and vote on approval of a new Sub-Management Agreement between Citibank, N.A. and Hotchkis & Wiley, with respect to CitiSelectSM Folio 200, CitiSelectSM Folio 300 and CitiSelectSM Folio 400.

     ITEM 2. To consider and vote on approval of the selection of Price Waterhouse LLP as the independent certified public accountants of Landmark Funds I with respect to CitiSelectSM Folio 200, CitiSelectSM Folio 300 and CitiSelectSM Folio 400, to be employed through the fiscal year ending December 31, 1996.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

     Only shareholders of record on August 9, 1996 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                                   Philip W. Coolidge, President

August 16, 1996

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING AND SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

               CITISELECTSM FOLIO 200, CITISELECTSM FOLIO 300 AND
                             CITISELECTSM FOLIO 400
                           Series of Landmark Funds I


                               6 St. James Avenue
                           Boston, Massachusetts 02116
                            Telephone: (617) 423-1679



                                 PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees of Landmark Funds I (the "Trust") on behalf of CitiSelectSM Folio 200, CitiSelectSM Folio 300 and CitiSelectSM Folio 400 (each, a "Fund" and collectively, the "Funds"), each a series of the Trust, on or about August 16, 1996. They are being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders of the Funds, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Tuesday, October 8, 1996 at 3 p.m., Eastern Time (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting.

     The Trust presently has five series, three of which, the Funds, are covered by this Proxy Statement. The Trust is a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 13, 1984. The Funds were designated as separate series of the Trust on February 9, 1996. The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

     CitiSelectSM Folio 200, CitiSelectSM Folio 300 and CitiSelectSM Folio 400 seek to achieve their respective investment objectives by investing all of their investable assets in Asset Allocation Portfolio 200, Asset Allocation Portfolio 300 and Asset Allocation Portfolio 400, respectively (each, a "Portfolio" and collectively, the "Portfolios"), each a series of Asset Allocation Portfolios (the "Portfolio Trust"), a registered investment company. Each of the Portfolios has the same investment objective as its corresponding Fund. Shareholders of the Funds are being asked to vote on certain matters with respect to the Portfolios because the Portfolios have called a meeting of their holders of beneficial interests to vote on such matters.

     The Funds commenced operations on June 17, 1996 and have not yet issued a semi-annual or an annual report.


                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shareholders of each of the Funds will vote separately with respect to each Item. If no instructions are specified, all shares of each Fund will be voted FOR proposed Items 1 and 2. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

     If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 and 2 for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

     With respect to each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of that Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 and 2. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 and 2.


     The cost of soliciting proxies in the accompanying form, which is expected to be about $60,000, including the fees of a proxy soliciting agent, will be borne by Hotchkis & Wiley. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. Hotchkis & Wiley may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

     The close of business on August 9, 1996 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 3,596,583 shares of CitiSelectSM Folio 200, 7,317,540 shares of CitiSelectSM Folio 300 and 10,306,696 shares of CitiSelectSM Folio 400, without par value, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.



                          INTERESTS OF CERTAIN PERSONS


     As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of any of the Funds.

     As of the Record Date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or its affiliates as Service Agents of the Fund for the accounts of their respective clients.



                         SUBMISSION OF CERTAIN PROPOSALS

     The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

ITEM 1.      APPROVAL OR DISAPPROVAL OF HOTCHKIS & WILEY
             SUB-MANAGEMENT AGREEMENT


                                 THE TRANSACTION

     Hotchkis & Wiley ("Hotchkis") currently serves as an investment subadviser of the Portfolios pursuant to a sub-management agreement (the "Current Hotchkis Sub-Management Agreement") between Hotchkis and Citibank, N.A. ("Citibank" or the "Manager"), the manager of the assets of each of the Portfolios. The general partner of Hotchkis has entered into a definitive agreement to sell all of the partnership interests in Hotchkis to Merrill Lynch & Co., Inc., a Delaware corporation ("Merrill Lynch"). After completion of the transaction (hereafter, the "Transaction"), Hotchkis will become a division of Merrill Lynch ("New Hotchkis"). Because of the anticipated change in control of Hotchkis, shareholders of the Funds are being asked to vote on a new sub-management agreement (the "New Hotchkis Sub-Management Agreement") between New Hotchkis and the Manager. The terms and conditions of the New Hotchkis Sub-Management Agreement, including the investment advisory fees, are identical in all material respects to those of the Current Hotchkis Sub-Management Agreement, with the exception of the effective date, termination date and the name of the entity to act as subadviser.


                                   BACKGROUND

     As disclosed in the Funds' Prospectus, the Funds are each SpokeSM funds within a two-tier, master/feeder mutual fund structure, also referred to as a Hub and Spoke(R) structure. Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc. In the Hub and Spoke(R) structure, the Funds, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio. Each of the Portfolios has the same investment objective as its corresponding Fund.

     Citibank, Citicorp Center, 153 East 53rd Street, New York, New York, manages the assets of each of the Portfolios and provides administrative services to the Portfolios pursuant to separate Management Agreements with the Portfolio Trust dated as of February 9, 1996 (the "Management Agreements"). Subject to the terms of the Management Agreements, the Manager is responsible for the investment management of each of the Portfolios, selects, subject to the review and approval of the Board of Trustees of the Portfolio Trust, appropriate subadvisers to make the investment selections with respect to specific asset classes for the Portfolios consistent with the guidelines and directions set by the Manager and the Board of Trustees of the Portfolio Trust, and reviews each subadviser's continued performance.

     Hotchkis, a California limited partnership, maintains its principal office at 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017. The Manager has delegated the responsibility for the daily management of international equity securities for each of the Portfolios to Hotchkis. The Current Hotchkis Sub-Management Agreement was most recently approved by the Board of Trustees of the Portfolio Trust, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to the Current Hotchkis Sub-Management Agreement (the "Independent Trustees") on February 9, 1996, and was approved by the initial investor in each of the Portfolios on June 17, 1996.


     On June 19, 1996, John F. Hotchkis, George Wiley and the other members of Hotchkis and Wiley, a Delaware Limited Liability Company and the general partner of Hotchkis, entered into a definitive agreement (the "Purchase Agreement") to sell all of the partnership interests in Hotchkis to Merrill Lynch. In connection with the sale, Merrill Lynch has provided incentives for certain key personnel to remain employed with Hotchkis.

     In connection with the Transaction, John F. Hotchkis will enter into an employment agreement with Merrill Lynch Capital Management Group to serve as Chairman of the New Hotchkis, while Mr. Wiley, who is retiring, will enter into a services agreement with Merrill Lynch Capital Management Group to serve as a special advisor to Merrill Lynch Capital Management Group. Michael L. Quinn, the head of Merrill Lynch Capital Management Group, will serve as New Hotchkis' Chief Executive Officer. It is expected that all other managing directors, all principals except for Laird Landmann and Tad Rivelle who have resigned, and substantially all key employees of Hotchkis will sign long-term employment agreements with Merrill Lynch Capital Management Group. With the exception of Messrs. Wiley, Landmann and Rivelle, it is expected that all of the current portfolio managers will continue to be responsible for the day-to-day investment management of their client assignments.

     The Transaction, which is subject to various approvals and consents, is expected to close by the end of the fourth quarter of 1996. After the closing, New Hotchkis will remain in Los Angeles. New Hotchkis will become part of Merrill Lynch Asset Management, L.P. and will operate as a separate business unit called Hotchkis and Wiley, a division of the Capital Management Group of Merrill Lynch Asset Management, L.P. No changes in investment philosophy or processes are anticipated.


     The following information regarding Merrill Lynch has been provided by Merrill Lynch.

     Merrill Lynch, a Delaware corporation, is a holding company formed in 1973 that, through its subsidiaries and affiliates, provides investment, financing, insurance and related services on a global basis. Such services include securities brokering, trading and underwriting; investment banking and other corporate finance advisory activities, including loan syndication; asset management and other investment advisory services; trading of foreign exchange instruments, futures, commodities and derivatives; securities clearance services; banking, trust and lending services; and insurance sales and underwriting services. These services are provided to a large group of clients and customers, including individual investors, corporations, governments and governmental agencies and financial institutions.

     Merrill Lynch conducts its business from its World Headquarters facility in New York City, New York, with additional principal locations in New Jersey, London, Tokyo, Hong Kong, various regional facilities located in the United States and in other countries, and numerous retail sales and other offices throughout the world. At December 29, 1995, Merrill Lynch employed approximately 46,000 people.

     Merrill Lynch conducts its worldwide business through a number of highly integrated subsidiaries and affiliates which frequently participate in the facilitation and consummation of a single transaction.


     Merrill Lynch's asset management activities are conducted through, or managed by, Merrill Lynch Asset Management, L.P., Fund Asset Management L.P., and their affiliates (together, "MLAM"). MLAM constitutes the investment management arm of Merrill Lynch, and is one of the largest mutual fund managers in the world. Merrill Lynch Asset Management, L.P. is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. MLAM is a limited partnership, 100% of the interests in which are owned by Merrill Lynch or its subsidiaries. Princeton Services, Inc. is the general partner of MLAM (owned through a holding company by Merrill Lynch). Arthur Zeikel is the President of MLAM.


     At the end of 1995, MLAM managed 217 portfolios representing a wide variety of investment objectives ranging from money market funds to long-term taxable and tax-exempt fixed income funds, along a broad spectrum of quality ratings and maturities as well as a wide variety of equity funds which in the aggregate invest in more than 48 markets globally.

     MLAM's other major business activity is separate account management. Separate account assets under management were $26.2 billion at the end of 1995 (which amount includes approximately $3.9 billion of general account assets managed on behalf of insurance companies that are affiliates of MLAM) as compared with approximately $24.3 billion in 1994 (which amount includes approximately $4.4 billion of general account assets managed on behalf of insurance companies that are affiliates of MLAM).

     By the end of 1995, total assets under management by MLAM approximated $196 billion as compared with $164 billion at year-end 1994.

     As required by the 1940 Act, the Current Hotchkis Sub-Management Agreement between Hotchkis and the Manager provided for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer or hypothecation of a contract or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. Consummation of the Transaction will give rise to an assignment within the meaning of the 1940 Act, and therefore will result in the automatic termination of the Current Hotchkis Sub-Management Agreement.

     In accordance with the requirements of the 1940 Act, the New Hotchkis Sub-Management Agreement must be approved by the holders of beneficial interests in each of the Portfolios. The Portfolios and the Funds have agreed that the shareholders of each of the Funds will be asked to vote on all matters on which the Funds are asked to vote as holders of beneficial interests in the Portfolios. The Trust will cast all of each Fund's votes with respect to the New Hotchkis Sub-Management Agreement in the same proportion as the votes of that Fund's shareholders cast at the Meeting on this Item 1.


           THE NEW AND THE CURRENT HOTCHKIS SUB-MANAGEMENT AGREEMENTS

     If the New Hotchkis Sub-Management Agreement is approved by the required holders of beneficial interests in the Portfolios and shareholders of the Funds, as described herein, New Hotchkis will serve as subadviser to the Portfolios. The terms and conditions of the New Hotchkis Sub-Management Agreement are identical in all material respects to those of the Current Hotchkis Sub-Management Agreement, with the exception of the effective date, termination date and the name of the entity to act as subadviser. A description of the investment advisory fees to be paid to New Hotchkis by the Manager is set forth below under the caption "Investment Advisory Fees." The New Hotchkis Sub-Management Agreement, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolios, will become effective on the closing date of the Transaction or, if later, on the date on which such Agreement receives the requisite approval of holders of beneficial interests in the Portfolios, and will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The New Hotchkis Sub-Management Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio Trust or by the vote of a "majority of the outstanding voting securities" of the Portfolios or by the Manager. The New Hotchkis Sub-Management Agreement may also be terminated by New Hotchkis upon 90 days' advance written notice to the Manager. The New Hotchkis Sub-Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     Under the New Hotchkis Sub-Management Agreement, as under the Current Hotchkis Sub-Management Agreement, New Hotchkis will furnish continuing portfolio management services with respect to international equity securities to each of the Portfolios, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the then current Registration Statement under the 1940 Act with respect to each of the Portfolios. New Hotchkis will also provide the Manager with such investment advice and reports and data as are requested by the Manager.

     Like the Current Hotchkis Sub-Management Agreement, the New Hotchkis Sub-Management Agreement provides that New Hotchkis will be responsible for providing the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Portfolio's investment assets as the Manager may designate from time to time; furnishing continuously an investment program and determining from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Portfolio allocated by the Manager to New Hotchkis will be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of April 13, 1984, and By-laws, as each may be amended from time to time, the provisions of the 1940 Act, the then-current Registration Statement with respect to that Portfolio, and subject, further, to New Hotchkis notifying the Manager in advance of its intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager; making recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio's portfolio securities shall be exercised; and taking, on behalf of each Portfolio, all actions which New Hotchkis deems necessary to implement the investment policies of each Portfolio, and in particular placing all orders for the purchase or sale of securities for each Portfolio's account with the brokers or dealers selected by it, and to that end New Hotchkis is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Portfolio as to deliveries of securities and payments of cash for the account of that Portfolio.

     New Hotchkis is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the New Hotchkis Sub-Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of reckless disregard of its obligations and duties under such Agreement.

     Shareholders should refer to EXHIBIT A attached hereto for the complete terms of the New Hotchkis Sub-Management Agreement, and the description of the New Hotchkis Sub-Management Agreement set forth herein is qualified in its entirety by the provisions of the New Hotchkis Sub-Management Agreement as set forth in such Exhibit.

     If the Transaction does not occur, the New Hotchkis Sub-Management Agreement presented for approval in Item 1 will not take effect, and subadvisory services will continue to be provided to the Portfolios under the Current Hotchkis Sub-Management Agreement.


                            INVESTMENT ADVISORY FEES

     The fees under the New Hotchkis Sub-Management Agreement are the same as the fees under the Current Hotchkis Sub-Management Agreement. Under the New Hotchkis Sub-Management Agreement, the Manager (not the Portfolios) pays New Hotchkis for its services on the basis of the annual fee schedule set forth below:

                           NEW HOTCHKIS FEE SCHEDULE:
                         -----------------------------
                         0.60% on first $10 million
                         0.55% on next $40 million
                         0.45% on next $100 million
                         0.35% on next $150 million
                         0.30% on remaining assets

     Fees are accrued daily and payable monthly and are at the annual rates equal to the percentages specified above of the aggregate assets of the Portfolios allocated to New Hotchkis.


     Net fees accrued to Hotchkis for services provided pursuant to the Current Hotchkis Sub-Management Agreement for the period from the commencement of the Funds' operations on June 17, 1996 to June 30, 1996 were $1,983.17. Neither Hotchkis, nor any affiliated person of Hotchkis, nor any affiliated person of such person, received any other fees from the Manager or from the Portfolios for services provided to the Portfolios during this period. There were no other material payments by the Manager or the Portfolios to Hotchkis, any affiliated person of Hotchkis, or any affiliated person of such person, during such period.

     As of July 31, 1996, CitiSelectSM Folio 200 had net assets of $34,474,392; CitiSelectSM Folio 300 had net assets of $68,526,067; and CitiSelectSM Folio 400 had net assets of $95,990,132.

     For the period from the commencement of the Funds' operations on June 17, 1996 to June 30, 1996, brokerage commissions totaling $15,754.73 were paid by the Funds to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of Miller Anderson & Sherrerd, LLP, an investment subadviser of the Portfolios, or to certain other broker-dealers affiliated with Morgan Stanley. No other commissions were paid by the Funds to any broker during the same period that (i) is an affiliated person of the Portfolios, or (ii) is affiliated with any such person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Portfolios, the Manager, Hotchkis, or the Distributor of the Portfolios.


                         INFORMATION REGARDING HOTCHKIS


     The Managing Directors of Hotchkis are John Hotchkis, George Wiley, Roger DeBard, George Davis, Michael Baxter and Gail Bardin. Each of these individuals, whose address is 800 West 6th Street, Los Angeles, CA 90017, is also a portfolio manager of Hotchkis. With the exception of George Wiley, each will sign a long-term employment agreement with Merrill Lynch Capital Management Group and will serve as a managing director of Merrill Lynch Capital Management Group.

     Hotchkis is a California limited partnership which, in 1995, reorganized through a transaction in which all the General Partners of Hotchkis contributed their interests to Hotchkis and Wiley, a newly organized Delaware limited liability company (the "LLC"). The General Partners then became members of the LLC and the LLC became the new general partner of Hotchkis. As a result of the 1995 reorganization, the majority of the voting interests in the LLC are held by Mr. Hotchkis and Mr. Wiley and entities controlled by Mr. Wiley. Total international equity securities under management by Hotchkis and its affiliates at June 30, 1996 were approximately $817 million, $468 million of which were assets of registered investment companies.


     There have been no purchases or sales of any interests in Hotchkis or New Hotchkis since commencement of the Funds' operations on June 17, 1996 by any of the Trustees of the Trust. No officer or Trustee of the Trust is an officer, employee, or general partner of or has any other material direct or indirect interest in Hotchkis or New Hotchkis or any other person controlling, controlled by or under common control with Hotchkis or New Hotchkis. Since commencement of the Funds' operations on June 17, 1996, none of the Trustees of the Trust has had any material interest, direct or indirect in any material transaction, or in any material proposed transaction, to which Hotchkis or New Hotchkis or any subsidiary of Hotchkis or New Hotchkis was or is to be a party.

     Other investment companies for which New Hotchkis or its affiliates plan to serve as an investment adviser or subadviser as to international equity securities after the Transaction and the rates of compensation therefor, are set forth in EXHIBIT B attached hereto.


                     THE EVALUATION BY THE BOARD OF TRUSTEES

     The Board of Trustees of the Portfolio Trust has determined that, by approving the New Hotchkis Sub-Management Agreement, the Portfolios can best assure themselves that services now being provided by Hotchkis will continue to be provided without interruption.

     At a meeting on August 9, 1996, the Trustees of the Portfolio Trust considered information with respect to whether the New Hotchkis Sub-Management Agreement was in the best interests of the Portfolios and their holders of beneficial interests. The Board of Trustees of the Portfolio Trust considered, among other factors, representations by Hotchkis that the transactions contemplated would not materially affect the investment advisory operations of Hotchkis upon the transfer of such operations to Merrill Lynch or the level or quality of advisory services provided to the Portfolios; that, subject to the approval of the Board of Trustees of the Portfolio Trust and the required approval of holders of beneficial interests in the Portfolios, the same personnel at Hotchkis who provide services to the Portfolios would continue to do so under the New Hotchkis Sub-Management Agreement; that the advisory fees would not change under the New Hotchkis Sub-Management Agreement; and that the Portfolios would not be subjected to any unfair burden as a result of the Transaction. The Board of Trustees of the Portfolio Trust also considered the terms of the Transaction; the differences in the ownership and control of New Hotchkis; the nature and quality of services expected to be provided by New Hotchkis; whether the Portfolios will be adversely affected by restrictions on securities dealings with Merrill Lynch that will result from New Hotchkis' status as a division of Merrill Lynch; and information regarding fees, expense ratios and performance. In evaluating New Hotchkis' ability to provide services to the Portfolios, the Trustees considered information as to New Hotchkis' business organization, financial resources and personnel. The Board of Trustees of the Portfolio Trust also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, New Hotchkis may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to New Hotchkis. Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolios and New Hotchkis, New Hotchkis has advised that such information is, in its opinion, only supplementary to New Hotchkis' own research activities and the information must still be analyzed, weighed and reviewed by New Hotchkis. It was noted that such information may be useful to New Hotchkis in providing services to clients other than the Portfolios. Conversely, it was noted such information provided to New Hotchkis by brokers and dealers through whom other clients of New Hotchkis effect securities transactions may be useful to New Hotchkis in providing services to the Portfolios.

     Based upon its review, the Board of Trustees of the Portfolio Trust concluded that the New Hotchkis Sub-Management Agreement is reasonable, fair and in the best interests of each Portfolio and its holders of beneficial interests, and that the fees provided in the New Hotchkis Sub-Management Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Portfolio Trust, including all of the Independent Trustees, unanimously approved the New Hotchkis Sub-Management Agreement and voted to recommend its approval by the holders of beneficial interests in each Portfolio.


                                  REQUIRED VOTE

     Approval of the New Hotchkis Sub-Management Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of each of the Portfolios present in person or represented by proxy at a meeting of the holders of the beneficial interests in each of the Portfolios. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or
(b) more than 50% of the issuer's outstanding voting securities. The Portfolios and the Funds have agreed that the shareholders of each of the Funds will be asked to vote on all matters on which the Funds are asked to vote as holders of beneficial interests in the Portfolios. The Trust will cast all of each Fund's votes with respect to the New Hotchkis Sub-Management Agreement in the same proportion as the votes of that Fund's shareholders cast at the Meeting on this
Item 1. The percentage of a Fund's votes representing shareholders of that Fund not voting at the Meeting will be voted by the Trust in the same proportion as those cast by shareholders of that Fund who do, in fact, vote.

     In the event that the New Hotchkis Investment Sub-Management Agreement does not receive the requisite shareholder approval with respect to any Fund, the Manager would (a) manage the assets of the Fund previously allowed to Hotchkis itself, (b) negotiate a new investment subadvisory agreement with a different advisory organization or (c) make other appropriate arrangements, in the case of alternative (b) or (c), subject to approval in accordance with the 1940 Act.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE NEW HOTCHKIS SUB-MANAGEMENT AGREEMENT.

ITEM 2. SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Price Waterhouse LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year of the Fund ending December 31, 1996. Price Waterhouse LLP has no direct or material indirect interest in any Fund.

     Price Waterhouse LLP has served as the Funds' independent certified public accountants since the commencement of operations on June 17, 1996, providing audit services and consultation with respect to the preparation of filings with the SEC.


     Representatives of Price Waterhouse LLP are not expected to be present at the Meeting.


ITEM 3. OTHER BUSINESS

     The management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                             ADDITIONAL INFORMATION

     The Fund's Distributor is the Landmark Funds Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, MA 02116. State Street Bank and Trust Company ("State Street") acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. Citibank provides administrative services to the Funds pursuant to separate Management Agreements with the Trust, with respect to the Funds, dated February 9, 1996.

     YOU ARE  URGED TO FILL  IN,  DATE,  SIGN  AND  RETURN  THE  ENCLOSED  PROXY
PROMPTLY.

                                              By Order of the Board of Trustees,

                                              PHILIP W. COOLIDGE

                                              Philip W. Coolidge, President

August 16, 1996

                                                                       EXHIBIT A


                            SUB-MANAGEMENT AGREEMENT

                           ASSET ALLOCATION PORTFOLIOS


     SUB-MANAGEMENT AGREEMENT, dated as of __________ __, 1996, by and between Citibank, N.A., a national banking association (the "Manager"), and Hotchkis and Wiley, a division of the Capital Management Group of Merrill Lynch
Asset Management, L.P. (the "Subadviser").



                              W I T N E S S E T H:


     WHEREAS, the Manager has been retained by Asset Allocation Portfolios, a New York trust (the "Trust"), to act as investment adviser to the Trust with respect to the series of the Trust designated as Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 (each individually a "Portfolio" and collectively the "Portfolios"), and

     WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

     WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services for the Portfolios, and the Subadviser is willing to provide such investment advisory services for the Portfolios on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. APPOINTMENT OF THE SUBADVISER. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Manager hereby appoints the Subadviser to act as subadviser with respect to each of the Portfolios for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolios for the compensation provided by this Agreement.

     2. DUTIES OF THE SUBADVISER. The Subadviser shall provide the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Portfolio's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Portfolio allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Portfolio, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Portfolio and what portion, if any, of the assets of a Portfolio allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to a Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Subadviser shall take, on behalf of each Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Portfolio as to deliveries of securities and payments of cash for the account of that Portfolio. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio. In making purchases or sales of securities or other property for the account of a Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

     3. ALLOCATION OF CHARGES AND EXPENSES. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Portfolio all of its own expenses allocable to that Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of Portfolios and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.


     4. COMPENSATION OF THE SUBADVISER. For the services to be rendered by the Subadviser hereunder, the Manager shall pay to the Subadviser out of the management fee it receives from the Trust, and only to the extent thereof, an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Portfolios allocated to the Subadviser:

                      0.60% on the first $10 million;
                      0.55% on the next $40 million;
                      0.45% on the next $100 million;
                      0.35% on the next $150 million; and
                      0.30% on remaining assets.

     If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated. Neither the Trust nor the Portfolios shall be liable to the Subadviser for the compensation of the Subadviser.

     If in any fiscal year the aggregate expenses of a Portfolio and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Portfolio and any fund investing its assets therein, the Manager may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


     5. COVENANTS OF THE SUBADVISER. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of a Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Portfolio relative to the Subadviser and its directors and officers.

     6. LIMITATION OF LIABILITY OF THE SUBADVISER. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Trust, on behalf of the Portfolios, is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.


     7. ACTIVITIES OF THE SUBADVISER. The services of the Subadviser to the Portfolios are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolios. It is understood that Trustees, officers, and investors of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

     8. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until __________ __, 1998, on which date it will terminate unless its continuance after February 9, 1998 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Manager or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Portfolio.

     This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Portfolio, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Portfolio at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Manager. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Portfolio shall not terminate this Agreement as it applies to the remaining Portfolios.

     This Agreement constitutes the entire agreement between the parties and may be amended as to any Portfolio only if such amendment is approved by the Subadviser and the vote of a majority of the outstanding voting securities" of that Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Portfolio shall not, without more, amend such term with respect to any other Portfolio.

     The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     9. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

CITIBANK, N.A.                              HOTCHKIS AND WILEY,
                                            a division of the Capital Management
                                            Group of Merrill Lynch Asset
                                            Management, L.P.


By:                                        By:
   ------------------------------             ------------------------------

Title:                                     Title:
      ---------------------------                ---------------------------

The foregoing is acknowledged:

The   undersigned   officer  of  the  Trust  has  executed  this  Agreement  not individually but in his capacity as an officer of the Trust under the Declaration. The Trust does not hereby undertake, on behalf of the Portfolios or otherwise, any obligation to the Subadviser.

ASSET ALLOCATION PORTFOLIOS
on behalf of Asset Allocation Portfolio 200,
Asset Allocation Portfolio 300,
Asset Allocation Portfolio 400 and
Asset Allocation Portfolio 500

By:
   ------------------------------

Title:
      ---------------------------

                                                                       EXHIBIT B


              OTHER INVESTMENT COMPANIES FOR WHICH HOTCHKIS & WILEY
                     IS AN INVESTMENT ADVISER OR SUBADVISER

                                     ANNUAL FEE (AS A PERCENTAGE OF                ASSETS AS OF
NAME OF FUND                               AVERAGE NET ASSETS)                     JUNE 30, 1996
- ---------------                  ------------------------------------             ---------------
American AAdvantage              For all accounts (including separate              $126,898,203
  International Equity Fund      accounts) combined:
                                 .60% of the  first $10  million,
                                 .50% of the next $140  million,
                                 .30% of the next $50 million, and
                                 .20% over $200 million

Hotchkis and Wiley               .75 of 1% of average daily net assets             $330,997,678
  International Fund             (annual expenses of the Fund are
                                 limited to 1% of the Fund's average
                                 net assets)

PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY 11735-9858




CITISELECT SM FOLIO 200
A SERIES OF LANDMARK FUNDS I
A PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 8, 1996

THE UNDERSIGNED, REVOKING ALL PROXIES HERETOFORE GIVEN, HEREBY APPOINTS EACH OF PHILIP W. COOLIDGE, JOHN R. ELDER, LINDA T. GIBSON, THOMAS M. LENZ, AND MOLLY S. MUGLER, OR ANY OF THEM, AS PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION, TO VOTE ON BEHALF OF ALL OF THE UNDERSIGNED ALL SHARES IN CITISELECT SM FOLIO 200 (THE "FUND"), A SERIES OF LANDMARK FUNDS I (THE "TRUST"), WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT CITICORP CENTER, 153 EAST 53RD STREET, 14TH FLOOR, NEW YORK, NEW YORK, ON TUESDAY, OCTOBER 8, 1996 AT 3 P.M., EASTERN TIME, AND AT ANY ADJOURNMENT THEREOF, AS FULLY AS THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT, AS FOLLOWS:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR AS CUSTODIAN FOR A MINOR, PLEASE SIGN YOUR NAME AND GIVE YOUR FULL TITLE AS SUCH. IF SIGNING ON BEHALF OF A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME AND
YOUR NAME AND INDICATE YOUR TITLE. IF YOU ARE A PARTNER SIGNING FOR A PARTNERSHIP, PLEASE SIGN THE PARTNERSHIP NAME AND YOUR NAME. JOINT OWNERS SHOULD EACH SIGN THIS PROXY. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/           CITI200
                                              KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------
CITISELECT SM FOLIO 200                      DETACH AND RETURN THIS PORTION ONLY
- -----------------------
   VOTE ON PROPOSALS
- -----------------------
FOR   AGAINST   ABSTAIN    1. TO CONSIDER AND VOTE ON APPROVAL OF A NEW
/ /     / /       / /         SUB-MANAGEMENT AGREEMENT BETWEEN CITIBANK, N.A.
                              AND HOTCHKIS & WILEY, WITH RESPECT TO THE FUND.

FOR   AGAINST   ABSTAIN    2. TO CONSIDER AND VOTE ON APPROVAL OF THE SELECTION
/ /     / /       / /         OF PRICE WATERHOUSE LLP AS THE INDEPENDENT
                              CERTIFIED PUBLIC ACCOUNTANTS OF LANDMARK FUNDS I
                              WITH RESPECT TO THE FUND, TO BE EMPLOYED THROUGH
                              THE FISCAL YEAR ENDING DECEMBER 31, 1996

        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS BALLOT.


- ----------------            -----------------------------             -------
SIGNATURE                   SIGNATURE (JOINT OWNERS)                  DATE

PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY 11735-9858




CITISELECT SM FOLIO 300
A SERIES OF LANDMARK FUNDS I
A PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 8, 1996

THE UNDERSIGNED, REVOKING ALL PROXIES HERETOFORE GIVEN, HEREBY APPOINTS EACH OF PHILIP W. COOLIDGE, JOHN R. ELDER, LINDA T. GIBSON, THOMAS M. LENZ, AND MOLLY S. MUGLER, OR ANY OF THEM, AS PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION, TO VOTE ON BEHALF OF ALL OF THE UNDERSIGNED ALL SHARES IN CITISELECT SM FOLIO 300 (THE "FUND"), A SERIES OF LANDMARK FUNDS I (THE "TRUST"), WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT CITICORP CENTER, 153 EAST 53RD STREET, 14TH FLOOR, NEW YORK, NEW YORK, ON TUESDAY, OCTOBER 8, 1996 AT 3 P.M., EASTERN TIME, AND AT ANY ADJOURNMENT THEREOF, AS FULLY AS THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT, AS FOLLOWS:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR AS CUSTODIAN FOR A MINOR, PLEASE SIGN YOUR NAME AND GIVE YOUR FULL TITLE AS SUCH. IF SIGNING ON BEHALF OF A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME AND
YOUR NAME AND INDICATE YOUR TITLE. IF YOU ARE A PARTNER SIGNING FOR A PARTNERSHIP, PLEASE SIGN THE PARTNERSHIP NAME AND YOUR NAME. JOINT OWNERS SHOULD EACH SIGN THIS PROXY. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/           CITI300
                                              KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------
CITISELECT SM FOLIO 300                      DETACH AND RETURN THIS PORTION ONLY
- -----------------------
   VOTE ON PROPOSALS
- -----------------------
FOR   AGAINST   ABSTAIN    1. TO CONSIDER AND VOTE ON APPROVAL OF A NEW
/ /     / /       / /         SUB-MANAGEMENT AGREEMENT BETWEEN CITIBANK, N.A.
                              AND HOTCHKIS & WILEY, WITH RESPECT TO THE FUND.

FOR   AGAINST   ABSTAIN    2. TO CONSIDER AND VOTE ON APPROVAL OF THE SELECTION
/ /     / /       / /         OF PRICE WATERHOUSE LLP AS THE INDEPENDENT
                              CERTIFIED PUBLIC ACCOUNTANTS OF LANDMARK FUNDS I
                              WITH RESPECT TO THE FUND, TO BE EMPLOYED THROUGH
                              THE FISCAL YEAR ENDING DECEMBER 31, 1996

        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS BALLOT.


- ----------------            -----------------------------             -------
SIGNATURE                   SIGNATURE (JOINT OWNERS)                  DATE

PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY 11735-9858




CITISELECT SM FOLIO 400
A SERIES OF LANDMARK FUNDS I
A PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 8, 1996

THE UNDERSIGNED, REVOKING ALL PROXIES HERETOFORE GIVEN, HEREBY APPOINTS EACH OF PHILIP W. COOLIDGE, JOHN R. ELDER, LINDA T. GIBSON, THOMAS M. LENZ, AND MOLLY S. MUGLER, OR ANY OF THEM, AS PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION, TO VOTE ON BEHALF OF ALL OF THE UNDERSIGNED ALL SHARES IN CITISELECT SM FOLIO 400 (THE "FUND"), A SERIES OF LANDMARK FUNDS I (THE "TRUST"), WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT CITICORP CENTER, 153 EAST 53RD STREET, 14TH FLOOR, NEW YORK, NEW YORK, ON TUESDAY, OCTOBER 8, 1996 AT 3 P.M., EASTERN TIME, AND AT ANY ADJOURNMENT THEREOF, AS FULLY AS THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT, AS FOLLOWS:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR AS CUSTODIAN FOR A MINOR, PLEASE SIGN YOUR NAME AND GIVE YOUR FULL TITLE AS SUCH. IF SIGNING ON BEHALF OF A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME AND
YOUR NAME AND INDICATE YOUR TITLE. IF YOU ARE A PARTNER SIGNING FOR A PARTNERSHIP, PLEASE SIGN THE PARTNERSHIP NAME AND YOUR NAME. JOINT OWNERS SHOULD EACH SIGN THIS PROXY. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/           CITI400
                                              KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------
CITISELECT SM FOLIO 400                      DETACH AND RETURN THIS PORTION ONLY
- -----------------------
   VOTE ON PROPOSALS
- -----------------------
FOR   AGAINST   ABSTAIN    1. TO CONSIDER AND VOTE ON APPROVAL OF A NEW
/ /     / /       / /         SUB-MANAGEMENT AGREEMENT BETWEEN CITIBANK, N.A.
                              AND HOTCHKIS & WILEY, WITH RESPECT TO THE FUND.

FOR   AGAINST   ABSTAIN    2. TO CONSIDER AND VOTE ON APPROVAL OF THE SELECTION
/ /     / /       / /         OF PRICE WATERHOUSE LLP AS THE INDEPENDENT
                              CERTIFIED PUBLIC ACCOUNTANTS OF LANDMARK FUNDS I
                              WITH RESPECT TO THE FUND, TO BE EMPLOYED THROUGH
                              THE FISCAL YEAR ENDING DECEMBER 31, 1996

        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS BALLOT.


- ----------------            -----------------------------             -------
SIGNATURE                   SIGNATURE (JOINT OWNERS)                  DATE